                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 18, 2003


                                    NQL INC.
                                    --------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                         -------------------------------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)


               0-10558                                    33-0887356
       ------------------------                       -------------------
       (Commission File Number)                        (I.R.S. Employer
                                                      Identification No.)


  C/O STUART FLEISCHER, ROSENFARBWINTERS, LLC, 386 PARK AVENUE SOUTH, SUITE 700
                            NEW YORK, NEW YORK 10016
                            ------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (800) 477-8586
                ------------------------------------------------
                         (Registrant's telephone number,
                              including area code)

                 900 HUYLER STREET, TETERBORO, NEW JERSEY 07608
                 ----------------------------------------------
          (Former Name or Former Address, if Changed from Last Report)
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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

      On November 18, 2003, the United States Bankruptcy Court for the District of New Jersey (the "Bankruptcy Court"), entered an order confirming the registrant's Amended Chapter 11 Plan of Liquidation (the "Plan"). The Plan is a "liquidating Plan since all of the Debtor's assets have been or will be liquidated" to pay claimants under the Plan. Pursuant to the Plan, holders of allowed Preferred Stock interests of the registrant are entitled to a distribution preference of $23,407,000 prior to the holders of "Equity Interests" receiving any distribution upon their Equity Interests, and shall be paid in full prior to payment upon any Equity Interest. "Equity Interest" means the interest of any holder of (a) equity securities of the registrant represented by any issued and outstanding shares of Common Stock of the registrant or (b) any option, warrant or right to acquire or receive such equity securities. Equity Interest does not include the interest of any holder of Preferred Stock of the registrant.

      The Plan states as follows with regard to Equity Interests:

            "Class 4 (Equity Interests). While the [registrant] believes that it is highly unlikely if not virtually impossible that the Sale Proceeds [as defined in the Plan] will ever be sufficient to provide for a distribution to Equity Interest Holders [as defined in the Plan], in the unlikely event that the Sale Proceeds Plan] are sufficient for such a distribution, the Plan Administrator will take such steps as are necessary to cause a distribution to be made upon such Equity Interests. On the Effective Date [as defined in the Plan], all Equity Interests shall be terminated and their certificates deemed cancelled. Class 4 Equity Interests are deemed to reject the Plan and, accordingly, are not entitled to vote to accept or reject the Plan."

      The Plan provides for the liquidation of all of the registrant's assets, and the payment of the various classes of creditors in the amounts in which claims under those classes are allowed. In the event that there are not sufficient proceeds to pay a particular class in full, claimants within that class will share pro rata in any remaining proceeds and claimants in subordinated classes will receive no distributions on their claims. The Plan Administrator (as defined in the Plan), who is now also the sole director and sole officer of the registrant, will make the distributions according to the Plan. According to the Plan, claims of unsecured creditors of the registrant may or may not be paid in full. No distribution will be made upon Equity Interests.

      As indicated, Equity Interests have been terminated by the Plan. Certificates representing Equity Interests have been deemed to be canceled. As such, as of the Effective Date of the Plan, and as of the date of this Form 8-K, there are no outstanding Equity Interests of the registrant, and no Equity Interests have been reserved for future issuance.
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      Information regarding the assets, liabilities and other information relative to the registrant can be found in the Plan and the Disclosure Statement which was filed with the Bankruptcy Court at the time that the original Plan was filed with the Bankruptcy Court.

      Statements with regard to Plan as set forth in this Form 8-K are qualified in their entirety by the more detailed information appearing in the Plan and the Order of the Bankruptcy Court of November 18, 2003, which confirmed the Plan.

Item 5. OTHER EVENTS

      On February 10, 2004, the registrant filed an amended and restated Certificate of Incorporation with the State of Delaware. The amendment of the Certificate of Incorporation has been adopted in accordance with the provisions of Section 242 and 245 of the General Corporation Law of the State of Delaware.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

      Attached as Exhibit (2) is a copy of the NQL Inc. Amended Chapter 11 Plan of Liquidation in the form approved by the Bankruptcy Court on November 18, 2003.

      Attached as Exhibit (3) is a copy of the Restated Certificate of Incorporation of NQL Inc. filed with the Delaware Secretary of State on February 10, 2004.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NQL INC.


Date: February 11, 2004                   By: /s/ Stuart Fleischer
                                              --------------------------------
                                              Stuart Fleischer
                                              Plan Administrator
                                              Sole Officer